UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 23, 2009
THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-4141 (Commission File Number)	13-1890974 (I.R.S. Employer Identification No.)
2 Paragon Drive
Montvale, New Jersey 07645
(Address of principal executive offices)
(Zip Code)
(201) 573-9700
(Registrant’s telephone number,
including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On July 23, 2009, the Company issued a press release announcing that, subject to market and other conditions, it plans to offer, only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to non-U.S. investors pursuant to Regulation S, $225,000,000 aggregate principal amount of Senior Secured Notes due 2015 (the “144A Offering”). A copy of the press release announcing the 144A Offering is attached hereto as Exhibit 99.1.
     The information contained in this Form 8-K, including Exhibit 99.1, shall not constitute an offer to sell or the solicitation of an offer to buy securities. Any offers of the securities will be made only by means of a private offering memorandum. The securities have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements
     This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of Exchange Act and as defined in the Private Securities Litigation Reform Act of 1995. All statements included herein, other than statements of historical fact, may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements. These uncertainties and factors are disclosed in the risk factors contained in Part II. Item I.A. of the Companys’ Quarterly Report on Form 10-Q for the fiscal quarter ended June 20, 2009, filed with the Securities and Exchange Commission on July 23, 2009. All forward-looking statements are expressly qualified in their entirety by such factors.
     Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

99.1	Press Release of The Great Atlantic & Pacific Tea Company, Inc., dated July 23, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
By:	/s/ Allan Richards
Allan Richards
Senior Vice President, Human Resources, Labor Relations, Legal Services & Secretary

Date: July 23, 2009

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of The Great Atlantic & Pacific Tea Company, Inc., dated July 23, 2009